Exhibit 10.7


                    MODIFICATION AND EXTENSION AGREEMENT
                    ------------------------------------




DATE:     November 29, 1994
- ----

PARTIES:  Borrower: AMERICAN WESTERN MORTGAGE COMPANY,
- -------             a Colorado corporation.

          Bank: BANK ONE, ARIZONA, NA, a national banking association, formerly known as The Valley
                    National Bank of Arizona.

RECITALS:
- --------

     A. Bank has extended to Borrower credit ("Loan") in the principal amount of $15,000,000.00 pursuant to the Amended and Restated Warehousing Credit and Security Agreement, dated September 26, 1991 ("Loan Agreement"), and evidenced by the Promissory Note, dated November 27, 1992 ("Note"). The unpaid principal of the Loan as of the date hereof is $4,019,633.00.

     B. The Loan is secured by, among other things, the security interest granted by Borrower to Bank contained in the Loan Agreement. The agreements, documents and instruments securing the Loan and the note are referred to individually and collectively as the "Security Documents".

     C. Bank and Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, the Loan Agreement and/or the Security Documents: (i) Letter of Agreement dated May 28, 1992; (ii) Modification Agreement dated September 22, 1992; (iii) Modification Agreement dated November 27, 1992; (iv) Letter of Agreement dated February 25, 1993; (v) Modification and Extension Agreement dated November 22, 1993; and (vi) Modification and Extension Agreement dated January 31, 1994. (The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note", "Loan Agreement", and "Security Documents" shall mean such documents as modified in the Modifications.)

     D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:
- ---------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.   ACCURACY OF RECITALS.
     --------------------

Borrower acknowledges the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.
     ------------------------------

     2.1  The Loan Documents are modified as follows:

          2.1.1 The Maturity Date of the Loan and the Note is changed from December 1, 1994 to December 1, 1995. On the Maturity Date Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein. All commitments of Bank to make loans and advances pursuant to the Loan Documents shall expire on the Maturity Date as so extended.

          2.1.2 Section 3 of the Note is hereby amended in its entirety to provide as follows:

          PREPAYMENT. Except as to payments due under this paragraph with respect to payment or conversion of a Fixed Rate Advance on a day other than the last Business Day in the Interest Period for such Fixed Rate Advance, Maker may prepay the outstanding principal balance hereof in whole or in part at any time prior to the Maturity Date without penalty or premium as stated in such notice by Maker; provided, however, that if any payment of all or any portion of a Fixed Rate Advance shall be made other than on the last day of the Interest Period for such Fixed Rate Advance for any reason (including, without limitation, any optional or required prepayment and any acceleration of the Maturity Date) then, anything in the Credit Agreement Documents to the contrary notwithstanding, Maker shall pay to the holder hereof contemporaneously with such prepayment, a payment equal to any losses, costs, or expenses that the holder hereof may reasonably incur as a result of such prepayment, including, without limitation, any loss (including, without limitation, loss of anticipated profits), cost, or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the holder hereof to fund or maintain such Fixed Rate Advance. Maker agrees to also make a payment under the immediately preceding sentence upon each conversion of a Fixed Rate Advance to a Floating Rate Advance on a date other than the last Business Day of the Interest Period for such Fixed Rate Advance to be determined as if the amount so converted had been prepaid on the date of conversion. The obligations of Maker and the rights of the holder hereof under this paragraph shall survive payment and performance of the obligations of Maker and Guarantors under the Credit Agreement Documents and shall remain in full force and effect without termination. The holder hereof will furnish to Maker a certificate setting forth in reasonable detail the basis for the amount of each request by the holder hereof for payment under this paragraph. The determination by the holder hereof of amounts due under this paragraph shall be conclusive, absent manifest error.

          2.1.3 Section 4(a) of the Note is hereby amended in its entirety to provide as follows:

          Absent an Event of Default hereunder or under any of the Credit Agreement Documents, each Advance made hereunder shall bear interest from the date advanced at the applicable rate from time to time ("Interest Rate") as follows:

               (a) Except to the extent that an Advance bears interest at the Fixed Rate, as defined herein, pursuant to this Note, interest shall accrue on the unpaid principal of each Advance at the Floating Rate. Interest at the Floating Rate shall be computed on the basis of a 360 day year and accrue on a daily basis for the actual number of days elapsed.

               (b) To the extent Maker shall elect as provided in this Note and to the extent not otherwise provided in this Note, interest shall accrue on the unpaid principal of an Advance at the Fixed Rate. Interest at the Fixed Rate shall be computed on the basis of a 360 day year and accrue on a daily basis for the actual number of days elapsed.

     As used in this Note:

          "Business Day" means a day of the year on which banks are not required or authorized to close in Phoenix, Arizona, and, with respect to a Fixed Rate Advance, a day on which dealings are carried on in the London interbank market.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors to the Federal Reserve System, as in effect from time to time.

          "Eurodollar Rate Reserve Percentage" for the Interest Period for each Fixed Rate Advance means the reserve percentage applicable two (2) Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental, or other marginal reserve requirement) for a member bank of the Federal Reserve System in San Francisco with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities which includes deposits by reference to which the Interest Rate on Fixed Rate Advances is determined) having a term equal to such Interest Period.

          "Fixed Rate" means the rate per annum equal to the sum of (i) two and one-half percent (2.5%) per annum, and (ii) the rate per annum obtained by dividing (A) the rate of interest determined by the holder hereof, based on Telerate System reports or such other source as may be selected by the holder hereof, to be the "London Interbank Offered Rate" at which deposits in United States dollars are offered by major banks in London, England, one (1) Business Day before the first day of the respective Interest Period by (B) a percentage equal to one hundred percent (100%) minus the Eurodollar Rate Reserve Percentage for the period equal to such Interest Period.

          "Fixed Rate Advance" means an Advance that bears or is requested to bear interest at the Fixed Rate.

          "Floating Rate" means the rate per annum equal to the sum of
     (i) one-half of one percent (.5%) per annum, and (ii) the Prime Rate. The Floating Rate will change on each day that the Prime Rate changes.

          "Floating Rate Advance" means an Advance that bears or that is requested to bear interest at the Floating Rate.

          "Interest Period" means, for each Fixed Rate Advance, the period commencing on the date of such Fixed Rate Advance and ending on the last day of the period selected by Maker pursuant to the provisions herein and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by Maker pursuant to the provisions herein. The duration of each Interest Period shall be 30, 60, 90, or 120 days, as selected by Maker (A), for a new Advance, in the request for a Fixed Rate Advance or (B), for an outstanding Advance, in the request for a Fixed Rate Advance to continue bearing interest at the Fixed Rate; provided, however, that:

               (i) Interest Periods commencing on the same date shall be of the same duration;

               (ii) Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (iii) No Interest Period with respect to any Advance shall extend beyond the Maturity Date.

          "Prime Rate" means the rate per annum most recently announced by Bank One, Arizona, NA, or its successors, in Phoenix, Arizona, as its " prime rate," as in effect from time to time. The Prime Rate is not necessarily the best or lowest rate offered by said bank, and said bank may lend to its customers at rates that are at, above, or below, the Prime Rate.

          "Regulatory Change" means any change effective after the date of this Note in United States federal, state, or foreign law, regulations, or rules or the adoption or making after such date of any interpretation, directive, or request applying to a class of banks including the holder hereof, of or under any United States federal, state, or foreign law, regulation or rule (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          Each request for an Advance under the Credit Agreement shall, in addition to complying with the other requirements in the Credit Agreement, (i) specify the date and amount of the requested Advance, (ii) specify whether the Advance shall be an Advance that bears interest at the Floating Rate or shall be an Advance that bears interest at the Fixed Rate, and (iii) if the Advance is to bear interest at the Fixed Rate, (A) specify the Interest Period,
     (B) be delivered to the holder hereof at least two (2) Business Days prior to the date of the requested Advance, (C) be in a minimum amount of $1,000,000 with integral multiples of $500,000 in excess thereof, and (D), when added to the number of previous Advances bearing interest at the Fixed Rate, not cause the aggregate number of all outstanding Advances bearing interest at the Fixed Rate to exceed three (3). Any Advance not complying with the foregoing requirements for an Advance bearing interest at the Fixed Rate shall bear interest at the Floating Rate.

          If Maker desires that a Fixed Rate Advance continue to bear interest at the Fixed Rate after the end of an existing Interest Period, Maker shall deliver to the holder hereof a notice making such election and specifying the new Interest Period. If Maker does not deliver such notice within such time, then after the existing Interest Period the Fixed Rate Advance shall become a Floating Rate Advance and shall bear interest at the Floating Rate.

          Maker may on any Business Day, upon written notice to and received by the holder hereof not later than 12:00 p.m. (Phoenix, Arizona local time) (i) on the second Business Day, in the case of any conversion of a Floating Rate Advance into a Fixed Rate Advance and (ii) on the first Business Day in the case of any conversion of a Fixed Rate Advance into a Floating Rate Advance, prior to the date of the proposed conversion, convert any Advance of one type into an Advance of the other type; provided, however, that any conversion of a Fixed Rate Advance (A) shall only be made on the last day of the applicable Interest Period, (B) shall be made only as to an Advance in a minimum amount of $1,000,000 with integral multiples of $500,000 in excess thereof, and (C) shall not result after such requested conversion in the aggregate number of Fixed Rate Advances exceeding three (3). Each such notice of a conversion shall specify the date of such conversion and the Advance(s) to be converted.

          Notwithstanding any provision of the Credit Agreement Documents to the contrary, the holder hereof shall be entitled to fund and maintain its funding of all or any part of any Advance in any manner it sees fit; provided, however, that for the purposes of this Note, all determinations hereunder shall be made as if the holder hereof had actually funded and maintained each Fixed Rate Advance during the Interest Period therefor through the purchase of deposits having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the Fixed Rate for such Interest Period.

          If, due to any Regulatory Change, there shall be any increase in the cost to the holder hereof of agreeing to make or making, funding, or maintaining Fixed Rate Advances (including, without limitation, any increase in any applicable reserve requirement), then Maker shall from time to time, upon demand by the holder hereof, pay to the holder hereof such amounts as the holder hereof may reasonably determine to be necessary to compensate the holder hereof for any additional costs that the holder hereof reasonably determines are attributable to such Regulatory Change and the holder hereof will notify the Maker of any Regulatory Change that will entitle the holder hereof to compensation pursuant to this paragraph as promptly as practicable, but in any event within 90 days after the holder hereof obtains knowledge thereof; provided, however, that if the holder hereof fails to give such notice within 90 days after it obtains knowledge of such a Regulatory Change, the holder hereof shall, with respect to compensation payable in respect of any costs resulting from such Regulatory Change, only be entitled to payment for costs incurred from and after the date that the holder hereof does give such notice. the holder hereof will furnish to Maker a certificate setting forth in reasonable detail the basis for the amount of each request by the holder hereof for compensation under this paragraph. Determinations by the holder hereof of the amounts required to compensate the holder hereof shall be conclusive, absent manifest error. the holder hereof shall be entitled to compensation in connection with any Regulatory Change only for costs actually incurred by the holder hereof.

          Notwithstanding any provision of the Credit Agreement Documents, if the holder hereof shall notify Maker that as a result of a Regulatory Change it is unlawful for the holder hereof to make Advances at the Fixed Rate, or to fund or maintain Fixed Rate Advances, (i) the obligations of the holder hereof to make Advances at the Fixed Rate and to convert Advances to the Fixed Rate shall be suspended until the holder hereof shall notify Maker that the circumstances causing such suspension no longer exist, and (ii) in the event such Regulatory Change makes the maintenance of Advances at the Fixed Rate unlawful, Maker shall forthwith prepay in full all Fixed Rate Advances then outstanding, together with interest accrued thereon and all amounts in connection with such prepayment specified in the paragraph in this Note titled "PREPAYMENT," unless Maker, within five (5) Business Days of notice from the holder hereof, converts all Fixed Rate Advances then outstanding into Floating Rate Advances pursuant to the conversion procedures in this Note and pays all amounts in connection with such prepayments or conversions specified in the paragraph in this Note titled "PREPAYMENT."

          Notwithstanding any other provision of the Credit Agreement Documents, if prior to the commencement of any Interest Period, the holder hereof shall determine (i) that United States dollar deposits in the amount of any Fixed Rate Advance to be outstanding during such Interest Period are not readily available to the holder hereof in the London interbank market, or (ii) by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the Fixed Rate for such Interest Period in the manner prescribed above in the definition of "Fixed Rate," then the holder hereof shall promptly give notice thereof to Maker and the obligation of the holder hereof to create, continue, or effect by conversion any Fixed Rate Advance in such amount and for such Interest Period shall terminate until United States dollar deposits in such amount and for the Interest Period shall again be readily available in the London interbank market and adequate and reasonable means exist for ascertaining the Fixed Rate.

          2.1.4 The term "Interest Rate", as set forth in Section 9 of the Note, is hereby modified to be "Floating Rate."

          2.1.5     The following definitions are hereby added to  Section
1.1 of the Loan Agreement:


          "Collateral to Come Advances" means those Advances made by Lender hereunder where Lender has accepted a telecopy of the Advance Request in lieu of the Collateral Documents, as provided in Section 2.2(a)(v). When Lender receives the Collateral Documents, such Advances will no longer be Collateral to Come Advances.

          "Floating Rate" has the meaning set forth in the Note.

          "Intangible Assets" has the meaning set forth in Section
     6.17.

          "Prime Rate" has the meaning set forth in the Note.

          "Tangible Net Worth" has the meaning set forth in Section
     6.17.

          2.1.6 The following Section 2.1(f) is hereby added to the Loan Agreement:

          (f) Lender shall not be obligated to make Advances that are Collateral to Come Advances (A) during the first five (5) Business Days of each calendar month or during the last five (5) Business Days of each calendar month if the aggregate amount of all Advances that are Collateral to Come Advances during such time exceeds or would exceed thirty percent (30%) of the Commitment amount; or (B) during all other times if the aggregate amount of all Advances that are Collateral to Come Advances during such time exceeds or would exceed twenty percent (20%) of the Commitment amount.


          2.1.7 Section 2.2(b) of the Loan Agreement is hereby modified in its entirety to provide as follows:

          (b) Collateral Documents. At the time of making an Advance Request, Borrower shall deliver to Lender the documents required in Exhibit A hereto (the "Collateral Documents"). Lender shall have the right, on not less than three (3) Business Days prior notice to Borrower, to include different or additional items than those which are listed in Exhibit A hereto to conform to current legal requirements or Lender's practices. Lender shall accept a telecopy of the Advance Request described in Section 2.2(a), in lieu of the Collateral Documents; provided, however, that Borrower will provide to Lender all Collateral Documents within two (2) Business Days thereafter.

          2.1.8 Section 2.4(a) of the Loan Agreement is hereby modified in its entirety to provide as follows:

          (a) The unpaid amount of each Advance shall bear interest from the date of such Advance until paid in full at the applicable rate of interest as set forth in the Note.

          2.1.9 Section 2.5(b) of the Loan Agreement is hereby modified in its entirety to provide as follows:

          (b) Borrower shall have the right to prepay the outstanding Advances in whole or in part, from time to time, in accordance with the provisions of the Note.

          2.1.10 Section 2.5(c)(2) of the Loan Agreement is hereby amended in its entirety to read as follows:

          (2) Forty (40) days have elapsed from the date such Eligible Mortgage Loan was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of such Eligible Mortgage Loan as unsatisfactory by an Investor.

          2.1.11 The following Sections 2.5(c)(9) and (10) are hereby added to the Loan Agreement:

          (9) With respect to Collateral to Come Fundings, two (2) Business Days have elapsed from the date the Advance Request was telecopied to Lender without Borrower providing the Collateral Documents; and

          (10) If the aggregate number of Advances constituting
     Collateral to Come Advances exceeds the respective limitations established in Section 2.1(f).

          2.1.12    The following Section 6.18 is hereby added to the Loan
Agreement:

          6.18 Tangible Net Worth.

               Borrower shall at all times maintain a minimum Tangible Net Worth of not less than $3,000,000.00. The financial statements of Borrower delivered pursuant to Section 6.3 shall reflect the detailed calculation of the foregoing ratio.

          2.1.13 Exhibit A to the Loan Agreement is hereby modified in its entirety to mean that document attached hereto as Exhibit A.

     2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

     2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such documents as modified herein.

3.   RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
     ---------------------------------------------

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.   BORROWER REPRESENTATIONS AND WARRANTIES.
     ---------------------------------------

Borrower represents and warrants to Bank:

     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as
modified herein.   The execution and delivery of this Agreement and the
performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.   BORROWER COVENANTS.
     ------------------

Borrower covenants with Bank:

     5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

     5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

          5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

          5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys' expenses and fees).

          5.3.3 An extension fee of $37,500.00, which is fully earned and nonrefundable.

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
     -------------------------------------------

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
     -----------------------------------------------------------------
     WAIVER.
     ------

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.   BINDING EFFECT.
     --------------

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW.
     -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.
     ---------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


AMERICAN WESTERN MORTGAGE COMPANY,
a Colorado corporation


By:  /s/Julie E. Collins
     -------------------
Name:   Julie E. Collins
      ------------------
Title:  Vice President and Treasurer
       -----------------------------




BANK ONE, ARIZONA, NA, a national banking association, formerly known as The Valley National Bank of
Arizona



By:  /s/Rhonda R. Williams
     ---------------------
Name:   Rhonda R. Williams
      --------------------
Title:  Assistant Vice President
       -------------------------




                    CONSENT AND AGREEMENT OF GUARANTOR(S)
                    -------------------------------------


With respect to the Modification Agreement, dated November 29, 1994 ("Agreement"), between American Western Mortgage Company, a Colorado corporation ("Borrower") and Bank One, Arizona, NA, a national banking association formerly know as The Valley National Bank of Arizona ("Bank"), the undersigned (individually and, if more than one, collectively
"Guarantor") agrees for the benefit of Bank as follows:

     1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty, dated November 27, 1992 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents".

     2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

     3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

     4. Guarantor agrees that all references, if any, to the Note, the Loan Agreement, the Security Documents and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

     5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s). Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

     6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

     7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

     8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

     9. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

DATED as of the date of the Agreement.


CONTINENTAL HOMES, INC.,
a Delaware corporation


By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Financial Vice President
       -------------------------



CONTINENTAL HOMES HOLDING CORP., a Delaware corporation



By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Secretary and Treasurer
       ------------------------